UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

RITE AID CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! RITE AID CORPORATION 2021 Annual Meeting Vote by July 6, 2021 11:59 PM EDTRITE AID CORPORATION ATTN: BYRON PURCELL 30 HUNTER LANE CAMP HILL, PA 17011D54855-P56982You invested in RITE AID CORPORATION and it’s time to vote! This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 7, 2021. Get informed before you vote You can view the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting them prior to June 23, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* July 7, 2021 11:30 AM, Eastern Daylight Timewww.virtualshareholdermeeting.com/RAD2021*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.Voting Items 1. Election of Directors Nominees: 1a. Bruce G. Bodaken 1b. Elizabeth ‘Busy’ Burr 1c. Heyward Donigan 1d. Bari Harlam 1e. Robert E. Knowling, Jr. 1f. Kevin E. Lofton 1g. Louis P. Miramontes 1h. Arun Nayar 1i. Katherine ‘Kate’ B. Quinn 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. 3. Approve, on an advisory basis, the compensation of our named executive officers as presented in the proxy statement. 4. Approve the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan. 5. Consider a stockholder proposal, if properly presented at the Annual Meeting, requesting a report on continued in- store tobacco sales in the age of COVID-19. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Board RecommendsFor For For For For For For For For For For For AgainstPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.